CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Oil and gas revenue	$ 2,473,808	$ 876,720
Costs and Expenses
General and administrative	3,635,043	2,950,365
Production expenses	1,834,605	467,323
Depletion, depreciation, and amortization	1,045,542	493,594
Impairment of oil and gas property	1,069,948	1,558,036
Accretion on asset retirement obligation	58,712	15,212
Total costs and expenses	7,643,850	5,484,530
Operating Loss	(5,170,042)	(4,607,810)
Other Income and Expense
Interest expense	(222,040)	(37,466)
Gain on sale of unproven property	257,745	0
Change in value of contingent consideration	(4,147,005)	(1,404,059)
Total other income and expense	(4,111,300)	(1,441,525)
Net loss	$ (9,281,342)	$ (6,049,335)
Basic and diluted weighted average shares outstanding (in Shares)	66,186,033	52,403,346
Basic and diluted net loss per share (in Dollars per share)	$ (0.14)	$ (0.12)